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                                                                    Exhibit 23.3


                       [Letterhead of Arthur Andersen LLP]


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated April 19, 1999 (and to all references to our Firm) included in or made a part of this post-effective amendment to the Registration Statement on Form S-8.


                                           /s/ Arthur Andersen LLP
                                           -----------------------

Chicago, Illinois
September 10, 1999



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